Exhibit 99.2

Quarterly update FY 2010 second quarter April 23, 2010 Exhibit 99.2

Agenda Introduction Glen Ponczak, Executive Director, Investor Relations Overview Steve Roell, Chairman and Chief Executive Officer Business results and financial review Bruce McDonald, Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time) FORWARD-LOOKING STATEMENT Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2010 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and included terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, liquidity, changes in the levels or timing of investments in commercial buildings, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in Item 1A of Part I of the Company's most recent Form 10-k filing (filed November 24, 2009) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. 2

2010 second quarter Benefitting from automotive production recovery in North America and Europe Emerging market demand improving across all businesses Margin improvements through cost and quality focus Automotive and power businesses executing well on the higher volumes SG&A discipline in Building Efficiency Market share gains in all our businesses Strong balance sheet and cash flows Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth Accelerated investments in growth 3

2010 second quarter Sales: $8.3 billion vs. $6.3 billion in 2009 (+32%) Segment income*: $427 million vs. loss of $113 million in Q2 2009 Net income*: $292 million vs. loss of $97 million in Q2 2009 EPS*: $0.43 per diluted share vs. loss of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 of $0.16 in Q2 2009 4 *Excluding non-recurring items

Power Solutions update Vertical integration strategies on track Mexico lead recycling facility : October 2010 start-up Permit received for South Carolina lead recycling facility Accelerating investments in China capacity expansion Expansion activities to continue for several years JCI China volume: potential within five years to be as large as Europe is today Successfully ramping up for Q4 2010 launch of additional WalMart business Holland, Michigan: Lithium-ion hybrid battery assembly production launch in September 2010 Ford Transit Connect - "Truck of the Year" 5 5 Construction at the Johnson Controls lead recycling facility in Mexico

Automotive Experience update Strong, broad-based growth in all geographic regions China expansion continuing; now 23 joint ventures with 40 manufacturing plants Expect to add 10 additional manufacturing plants in the next year Expect $3.0 billion in sales in China in 2010, mostly non-consolidated (vs. $1.9 billion in 2009) 39 launches, more than half in Europe Major launches include seats for Ford and Opel, interior systems for BMW, electronics for VW and Honda Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing Gaining share; backlog increasing 6

Building Efficiency update Signs of recovery Second quarter orders up 5% Increases across all geographic regions ROW up 11% North America (systems and services) up 5% Europe level North America booking increase led by education, government vertical markets ARRA bookings of $143 million in Q2 Second quarter value exceeds FY09 and Q1 combined Expanding market leadership Market share gains: N.A. systems--HVAC equipment; security solutions, energy solutions New technology introductions: YMC2 chillers, Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 Metasys 5.0 7

2010 Outlook Increasing fiscal 2010 guidance Expected strength in 2H automotive production, coupled with our proven ability to execute well on the higher volumes Building Efficiency showing signs of improvement Improving backlog, higher orders Strong double-digit growth in the Global Workplace Solutions and residential HVAC Continued momentum in some emerging markets Y/Y sales growth to begin in 2010 third quarter quarter quarter quarter quarter quarter quarter quarter quarter quarter quarter quarter quarter quarter quarter 8 Increasing full-year 2010 EPS guidance January 2010: fully diluted EPS $1.70 - $1.75 April 2010: fully diluted EPS $1.90 - $1.95

Business segment results

2010 second quarter Automotive Experience 2010 2009 Net sales $4.2B $2.4B 70% Sales up 66% adjusted for currency North America: up 85% Europe: up 57% (51% excluding currency) China sales (including unconsolidated): $741M, up 91% Segment income $189M ($269M)* Higher volumes Benefits from restructuring initiatives Significantly higher equity income in China Costs associated with previously disclosed European launch difficulties, distressed suppliers (lower than Q1 2010) 10 Return on sales by geography N. America: 6.7% Europe: 2.4% Asia: 6.7% *Excludes non-recurring items

2010 second quarter Building Efficiency 2010 2009 Net sales $3.0B $3.0B level Sales down 4% adjusted for currency Adjusted for currency Global Workplace Solutions up 14%, North America residential HVAC up 42% Regional sales: North America down 10%; ROW down 8%; Europe down 20% Segment income $104M $90M 16% NA Service impacted by information technology implementation costs Non-recurring charges comparable to 2009 second quarter Increased investments in growth initiatives 11 Commercial backlog (March 31, 2010) $4.4B, down 4% (-6% ex.-fx) Increases in NA Service, performance contracting and ROW more than offset by decline in Europe Sequential quarterly improvement : backlog down 8% (-10% ex.-fx) in Q1 2010 Expect backlog to turn positive in 2010 third quarter

2010 second quarter Power Solutions 2010 2009 Net sales $1.2B $0.9B 30% Unit volumes up 14% Improving markets, share gains Aftermarket unit volume up 9% OE unit volume up 44% Asia (primarily China) unit volume up 38% Segment income $134M $66M Higher volumes Operational improvements Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV Increased investments in hybrid battery JV 12

Financial review

Second quarter 2010 Financial highlights Financial highlights Financial highlights 14 FX - Euro to U.S. dollar average exchange rate at $1.39 in Q2 2010 vs. $1.29 in 2009 Gross profit - Higher volumes, restructuring initiatives and improved capacity utilization SG&A - Excluding currency, SG&A up 2% Equity income - Significant improvement in Automotive Experience JVs globally *Excludes impairment charges

Second quarter 2010 Financial highlights Financial highlights Financial highlights 15 Income tax provisions - Underlying 2010 tax rate of 18% Non-controlling interests- Profitability in consolidated Automotive JVs vs. 2009 losses *Excludes impairment charges and non-recurring tax items in 2009; excludes non-recurring tax items in 2010.

Revised fiscal 2010 outlook Revised fiscal 2010 outlook 16